FOR IMMEDIATE RELEASE

PENSKE AUTOMOTIVE GROUP REPORTS QUARTERLY RESULTS

Quarterly Revenue Increases 2% to $7.6 Billion

Record Quarterly Retail Automotive Service and Parts Revenue of $778.0 Million, up 14%

Same-Store Retail Automotive Service and Parts Revenue up 7% and Related Gross Profit up 6%

Earnings Before Taxes of $304.4 Million and Earnings Per Share of $3.39

BLOOMFIELD HILLS, MI, October 29, 2024 – Penske Automotive Group, Inc. (NYSE: PAG), a diversified international transportation services company and one of the world's premier automotive and commercial truck retailers, today announced quarterly results for the third quarter of 2024. For the quarter, revenue increased 2% from the third quarter of 2023 to $7.6 billion. Net income attributable to common stockholders was $226.1 million compared to $263.4 million in the prior year period, and related earnings per share was $3.39 compared to $3.92 for the same period in 2023. Foreign currency exchange positively impacted revenue by $69.0 million, net income attributable to common stockholders by $1.7 million, and earnings per share by $0.03.
Third Quarter 2024 Operating Highlights Compared to Third Quarter 2023
•New and Used Retail Automotive Units Delivered – decreased 4%
•New Vehicle +5%; Used Vehicle -13%
•Retail Automotive Same-Store Revenue – decreased 5%
•New Vehicle -1%; Used Vehicle -12%; Finance & Insurance -9%; Service & Parts +7%
•New and Used Retail Commercial Truck Units – increased 14%
•New Vehicle +16%; Used Vehicle +5%
•Retail Commercial Truck Same-Store Revenue – increased 5%
•New Vehicle +11%; Used Vehicle -13%; Finance & Insurance -27%; Service & Parts -5%
Third Quarter 2024 Performance
During the third quarter, retail automotive service and parts revenue increased 14% to a record $778.0 million. New and used automotive gross profit per unit retailed remained strong, and variable gross profit per unit retailed increased sequentially when compared to the second quarter of 2024 by $8. In addition, when compared to the same sequential period, equity earnings from the Company’s investment in Penske Transportation Solutions increased 14%.
Commenting on the Company's financial results, Chair and CEO Roger Penske said, "I am pleased with our financial performance during the third quarter, despite the impact from the stop sale of certain vehicles and the residual impact from the CDK Cyber Security incident. New and used retail automotive gross profit per unit remained strong, retail automotive service and parts performed at record levels, the retail commercial truck business performed well, selling, general, and administrative expenses remained well controlled, and the equity income from Penske Transportation Solutions increased 14% sequentially despite continued freight challenges."

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For the nine months ended September 30, 2024, revenue increased 2% to $22.7 billion. Net income attributable to common stockholders was $682.5 million compared to $862.5 million in the prior year period, and related earnings per share was $10.20 compared to $12.64 for the same period in 2023. Foreign currency exchange positively impacted revenue by $166.2 million, net income attributable to common stockholders by $2.7 million, and earnings per share by $0.04.
Retail Automotive Dealerships
For the three months ended September 30, 2024, total new units delivered increased 5% and used units delivered decreased 13%. During 2024, the Company transitioned its U.K. based CarShop locations to Sytner Select dealerships. These dealerships sell fewer units which contributed to the 13% decline in used vehicles retailed during the third quarter. Excluding these U.K. used only vehicle dealerships, used vehicles retailed would have increased 1%. Same-store retail units declined 7% but only decreased 3% when excluding the U.K. used only vehicle dealerships. Total retail automotive revenue remained flat at $6.3 billion but declined 5% on a same-store basis. Service and parts revenue increased 14% to $778.0 million and increased 7% on a same-store basis. Total retail automotive gross profit increased 2% to $1.0 billion.
Retail Commercial Truck Dealerships
As of September 30, 2024, Premier Truck Group operated 46 North American retail commercial truck locations. For the three months ended September 30, 2024, retail unit sales increased 14% to 6,331. Revenue was $1.1 billion compared to $964.7 million in the same period last year. Earnings before taxes was $56.5 million compared to $61.1 million in the same period in 2023. For the nine months ended September 30, 2024, revenue was $2.7 billion compared to $2.8 billion in the same period last year. Earnings before taxes was $158.7 million compared to $173.7 million in the same period in 2023.
Penske Transportation Solutions Investment
Penske Transportation Solutions ("PTS") is a leading provider of full-service truck leasing, truck rental, contract maintenance, and logistics services. PTS operates a managed fleet with over 442,000 trucks, tractors, and trailers under lease, rental and/or maintenance contracts. Penske Automotive Group has a 28.9% ownership interest in PTS and accounts for its ownership interest using the equity method of accounting. For the three and nine months ended September 30, 2024, the Company recorded $60.3 million and $145.7 million in earnings compared to $84.1 million and $238.3 million for the same periods in 2023. Equity earnings increased by 14% sequentially as full-service leasing and logistics continued to perform well.
Corporate Development, Capital Allocation, Liquidity, and Leverage
During the nine months ended September 30, 2024, the Company repurchased 0.4 million shares of common stock for approximately $58.1 million under our securities repurchase program and also acquired 0.1 million shares of our common stock for $18.4 million from employees in connection with a net share settlement feature of employee equity awards. As of September 30, 2024, $157.4 million remained available under the Company's existing repurchase authority. Additionally, the Board of Directors approved a quarterly dividend of $1.19 per share representing an 11%, or $0.12 per share, increase and represents the fourth increase to the Company’s dividend in 2024 and the 16th consecutive quarterly increase. The dividend is payable on December 3, 2024, to shareholders of record on November 15, 2024. Including this dividend distribution and the Company’s securities repurchases, the Company will have returned approximately $350 million to shareholders in 2024.
In July 2024, we announced the acquisition of Bill Brown Ford, representing $550 million in estimated annualized revenue. Year-to-date 2024, Penske Automotive Group has completed acquisitions representing nearly $2 billion in estimated annualized revenue.
In October 2024, we signed an agreement to acquire a third Porsche dealership in Melbourne, Australia. This dealership will be acquired from Porsche Retail Group Australia Pty Ltd. and will complement the two Porsche dealerships the Company acquired in Melbourne during the second quarter of 2024. The acquisition is expected to add $130 million in estimated

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annualized revenue, bringing the estimated annualized revenue for the three Porsche Dealerships in Melbourne to $260 million. The acquisition is subject to customary conditions and is expected to close by the end of this year.
As of September 30, 2024, the Company had approximately $1.7 billion in liquidity, including $92 million in cash and $1.6 billion of availability under its U.S. and international credit agreements. The Company’s leverage ratio at September 30, 2024 was 1.3x.
Conference Call
Penske Automotive Group will host a conference call discussing financial results relating to the third quarter of 2024 on Tuesday, October 29, 2024, at 1:00 p.m. Eastern Daylight Time. To listen to the conference call, participants must dial (877) 692-8955 [International, please dial (234) 720-6979] using access code 5321074. The call will also be simultaneously broadcast over the Internet, available through the Investors section of the Penske Automotive Group website. Additionally, an investor presentation relating to the third quarter 2024 financial results has been posted to the Investors section of the Company's website. To access the presentation or to listen to the Company's webcast, please refer to www.penskeautomotive.com.
About Penske Automotive
Penske Automotive Group, Inc., (NYSE: PAG) headquartered in Bloomfield Hills, Michigan, is a diversified international transportation services company and one of the world's premier automotive and commercial truck retailers. PAG operates dealerships in the United States, the United Kingdom, Canada, Germany, Italy, Japan, and Australia and is one of the largest retailers of commercial trucks in North America for Freightliner. PAG also distributes and retails commercial vehicles, diesel and gas engines, power systems, and related parts and services principally in Australia and New Zealand. PAG employs over 28,950 people worldwide. Additionally, PAG owns 28.9% of Penske Transportation Solutions ("PTS"), a business that employs over 44,000 people worldwide, manages one of the largest, most comprehensive and modern trucking fleets in North America with over 442,000 trucks, tractors, and trailers under lease, rental, and/or maintenance contracts and provides innovative transportation, supply chain, and technology solutions to its customers. PAG is a member of the S&P Mid Cap 400, Fortune 500, Russell 1000, and Russell 3000 indexes. For additional information, including the Company's 2023 Corporate Responsibility Report highlighting its corporate responsibility strategies, activities, and certain metrics, visit the Company's website at www.penskeautomotive.com.
Non-GAAP Financial Measures
This release contains certain non-GAAP financial measures as defined under SEC rules, such as earnings before interest, taxes, depreciation, and amortization ("EBITDA"), adjusted EBITDA, and leverage ratio. The Company has reconciled these measures to the most directly comparable GAAP measures in the release. The Company believes that these widely accepted measures of operating profitability improve the transparency of the Company's disclosures and provide a meaningful presentation of the Company's results from its core business operations excluding the impact of items not related to the Company's ongoing core business operations and improve the period-to-period comparability of the Company's results from its core business operations. These non-GAAP financial measures are not substitutes for GAAP financial results and should only be considered in conjunction with the Company's financial information that is presented in accordance with GAAP.
Caution Concerning Forward Looking Statements
Statements in this press release may involve forward-looking statements, including forward-looking statements regarding Penske Automotive Group, Inc.'s financial performance, acquisition activity, expectations, and future plans. Actual results may vary materially because of risks and uncertainties that are difficult to predict. These risks and uncertainties include, among others, our ability to successfully complete the pending acquisition and satisfy applicable closing conditions, our ability to

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successfully integrate acquired dealerships into our existing operations and obtain certain contemplated synergies, those related to macro-economic, geo-political and industry conditions and events, including their impact on new and used vehicle sales, the availability of consumer credit, changes in consumer demand, consumer confidence levels, fuel prices, demand for trucks to move freight with respect to PTS and PTG, personal discretionary spending levels, interest rates, and unemployment rates; our ability to obtain vehicles and parts from our manufacturers, especially in light of supply chain disruptions due to natural disasters, the shortage of vehicle components, international conflicts, including the war in Ukraine, challenges in sourcing labor, or labor strikes or work stoppages, or other disruptions; changes in the retail model either from direct sales by manufacturers, a transition to an agency model of sales, sales by online competitors, or from the expansion of electric vehicles; disruptions to the security and availability of our information technology systems and those of our third party providers, which systems are increasingly threatened by ransomware and other cyber attacks, the effects of a pandemic on the global economy, including our ability to react effectively to changing business conditions in light of any pandemic; the rate of inflation, including its impact on vehicle affordability; changes in interest rates and foreign currency exchange rates; our ability to consummate, integrate, obtain synergies, and realize returns on our acquisitions; with respect to PTS, changes in the financial health of its customers, labor strikes or work stoppages by its employees, a reduction in PTS' asset utilization rates, continued availability from truck manufacturers and suppliers of vehicles and parts for its fleet, changes in values of used trucks which affects PTS' profitability on truck sales and regulatory risks and related compliance costs, our ability to realize returns on our significant capital investments in new and upgraded dealership facilities; our ability to navigate a rapidly changing automotive and truck landscape; our ability to respond to new or enhanced regulations in both our domestic and international markets relating to dealerships and vehicles sales, including those related to the sales process or emissions standards, as well as changes in consumer sentiment relating to commercial truck sales that may hinder our or PTS' ability to maintain, acquire, sell, or operate trucks; the success of our distribution of commercial vehicles, engines, and power systems; natural disasters; recall initiatives or other disruptions that interrupt the supply of vehicles or parts to us; the outcome of legal and administrative matters, and other factors over which management has limited control. These forward-looking statements should be evaluated together with additional information about Penske Automotive Group's business, markets, conditions, risks, and other uncertainties, which could affect Penske Automotive Group's future performance. The risks and uncertainties discussed above are not exhaustive and additional risk and uncertainties are addressed in Penske Automotive Group's Form 10-K for the year ended December 31, 2023, its Form 10-Q for the quarterly periods ended March 31, 2024, and June 30, 2024, and its other filings with the Securities and Exchange Commission. This press release speaks only as of its date, and Penske Automotive Group disclaims any duty to update the information herein.

Inquiries should contact:

Shelley Hulgrave	Anthony Pordon
Executive Vice President and	Executive Vice President Investor Relations
Chief Financial Officer	and Corporate Development
Penske Automotive Group, Inc.	Penske Automotive Group, Inc.
248-648-2812	248-648-2540
shulgrave@penskeautomotive.com	tpordon@penskeautomotive.com

# # #

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PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Statements of Income
(Amounts In Millions, Except Per Share Data)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2024	2023	Change	2024	2023	Change
Revenue	$7,590.8	$7,447.8	1.9%	$22,735.3	$22,255.3	2.2%
Cost of Sales	6,347.6	6,227.4	1.9%	18,982.8	18,509.6	2.6%
Gross Profit	$1,243.2	$1,220.4	1.9%	$3,752.5	$3,745.7	0.2%
SG&A Expenses	885.2	853.5	3.7%	2,652.5	2,556.5	3.8%
Depreciation	40.6	35.4	14.7%	117.0	103.4	13.2%
Operating Income	$317.4	$331.5	(4.3)%	$983.0	$1,085.8	(9.5)%
Floor Plan Interest Expense	(50.8)	(35.5)	43.1%	(142.2)	(94.2)	51.0%
Other Interest Expense	(22.9)	(24.5)	(6.5)%	(64.1)	(69.5)	(7.8)%
Equity in Earnings of Affiliates	60.7	85.0	(28.6)%	148.0	241.6	(38.7)%
Income Before Income Taxes	$304.4	$356.5	(14.6)%	$924.7	$1,163.7	(20.5)%
Income Taxes	(77.4)	(92.1)	(16.0)%	(238.6)	(297.1)	(19.7)%
Net Income	$227.0	$264.4	(14.1)%	$686.1	$866.6	(20.8)%
Less: Income Attributable to Non-Controlling Interests	0.9	1.0	(10.0)%	3.6	4.1	(12.2)%
Net Income Attributable to Common Stockholders	$226.1	$263.4	(14.2)%	$682.5	$862.5	(20.9)%

Amounts Attributable to Common Stockholders:
Net Income	$227.0	$264.4	(14.1)%	$686.1	$866.6	(20.8)%
Less: Income Attributable to Non-Controlling Interests	0.9	1.0	(10.0)%	3.6	4.1	(12.2)%
Net Income Attributable to Common Stockholders	$226.1	$263.4	(14.2)%	$682.5	$862.5	(20.9)%
Income Per Share	$3.39	$3.92	(13.5)%	$10.20	$12.64	(19.3)%
Weighted Average Shares Outstanding	66.8	67.3	(0.7)%	66.9	68.2	(1.9)%

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PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Balance Sheets
(Amounts In Millions)
(Unaudited)

	September 30,	December 31,
	2024	2023
Assets:
Cash and Cash Equivalents	$91.9	$96.4
Accounts Receivable, Net	1,021.7	1,114.6
Inventories	4,822.4	4,293.1
Other Current Assets	242.8	175.6
Total Current Assets	6,178.8	5,679.7
Property and Equipment, Net	3,019.3	2,765.2
Operating Lease Right-of-Use Assets	2,505.9	2,405.5
Intangibles	3,418.9	2,983.1
Other Long-Term Assets	1,942.5	1,838.0
Total Assets	$17,065.4	$15,671.5

Liabilities and Equity:
Floor Plan Notes Payable	$2,660.6	$2,255.6
Floor Plan Notes Payable – Non-Trade	1,513.7	1,515.9
Accounts Payable	926.7	866.9
Accrued Expenses and Other Current Liabilities	907.5	809.8
Current Portion Long-Term Debt	745.8	209.7
Total Current Liabilities	6,754.3	5,657.9
Long-Term Debt	1,132.2	1,419.5
Long-Term Operating Lease Liabilities	2,436.6	2,336.0
Other Long-Term Liabilities	1,508.3	1,502.5
Total Liabilities	11,831.4	10,915.9
Equity	5,234.0	4,755.6
Total Liabilities and Equity	$17,065.4	$15,671.5

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PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Operations
Selected Data
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
Geographic Revenue Mix:
North America	61.2%	61.2%	59.2%	59.7%
U.K.	29.8%	31.0%	31.7%	32.3%
Other International	9.0%	7.8%	9.1%	8.0%
Total	100.0%	100.0%	100.0%	100.0%

Revenue: (Amounts in Millions)
Retail Automotive	$6,340.7	$6,325.4	$19,434.1	$19,031.2
Retail Commercial Truck	1,063.3	964.7	2,747.4	2,779.5
Commercial Vehicle Distribution and Other	186.8	157.7	553.8	444.6
Total	$7,590.8	$7,447.8	$22,735.3	$22,255.3

Gross Profit: (Amounts in Millions)
Retail Automotive	$1,041.5	$1,025.3	$3,173.7	$3,173.8
Retail Commercial Truck	157.1	155.4	446.4	449.2
Commercial Vehicle Distribution and Other	44.6	39.7	132.4	122.7
Total	$1,243.2	$1,220.4	$3,752.5	$3,745.7

Gross Margin:
Retail Automotive	16.4%	16.2%	16.3%	16.7%
Retail Commercial Truck	14.8%	16.1%	16.2%	16.2%
Commercial Vehicle Distribution and Other	23.9%	25.2%	23.9%	27.6%
Total	16.4%	16.4%	16.5%	16.8%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
Operating Items as a Percentage of Revenue:
Gross Profit	16.4%	16.4%	16.5%	16.8%
Selling, General and Administrative Expenses	11.7%	11.5%	11.7%	11.5%
Operating Income	4.2%	4.5%	4.3%	4.9%
Income Before Income Taxes	4.0%	4.8%	4.1%	5.2%

Operating Items as a Percentage of Total Gross Profit:
Selling, General and Administrative Expenses	71.2%	69.9%	70.7%	68.3%
Operating Income	25.5%	27.2%	26.2%	29.0%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Amounts in Millions)	2024	2023	2024	2023

EBITDA(1)	$367.9	$416.4	$1,105.8	$1,336.6
Floor Plan Credits	$13.4	$11.7	$37.3	$32.8
Rent Expense	$65.9	$61.6	$196.5	$185.5
_______________________
(1)See the following Non-GAAP reconciliation table.

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PENSKE AUTOMOTIVE GROUP, INC.
Retail Automotive Operations
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2024	2023	Change	2024	2023	Change
Retail Automotive Units:
New Retail	49,523	48,060	3.0%	149,051	145,284	2.6%
Used Retail	57,738	66,009	(12.5)%	192,574	199,231	(3.3)%
Total Retail	107,261	114,069	(6.0)%	341,625	344,515	(0.8)%
New Agency	10,290	8,695	18.3%	29,443	24,559	19.9%
Total Retail and Agency	117,551	122,764	(4.2)%	371,068	369,074	0.5%

Retail Automotive Revenue: (Amounts in Millions)
New Vehicles	$2,890.2	$2,742.7	5.4%	$8,688.6	$8,284.1	4.9%
Used Vehicles	2,123.9	2,322.1	(8.5)%	6,735.9	6,949.5	(3.1)%
Finance and Insurance, Net	193.1	210.1	(8.1)%	607.8	631.0	(3.7)%
Service and Parts	778.0	685.2	13.5%	2,276.9	2,053.4	10.9%
Fleet and Wholesale	355.5	365.3	(2.7)%	1,124.9	1,113.2	1.1%
Total Revenue	$6,340.7	$6,325.4	0.2%	$19,434.1	$19,031.2	2.1%

Retail Automotive Gross Profit: (Amounts in Millions)
New Vehicles	$274.1	$296.0	(7.4)%	$837.5	$936.6	(10.6)%
Used Vehicles	108.6	103.2	5.2%	358.0	349.1	2.5%
Finance and Insurance, Net	193.1	210.1	(8.1)%	607.8	631.0	(3.7)%
Service and Parts	449.8	404.4	11.2%	1,321.8	1,209.8	9.3%
Fleet and Wholesale	15.9	11.6	37.1%	48.6	47.3	2.7%
Total Gross Profit	$1,041.5	$1,025.3	1.6%	$3,173.7	$3,173.8	—%

Retail Automotive Revenue Per Vehicle Retailed:
New Vehicles (excluding agency)	$57,879	$56,653	2.2%	$57,840	$56,676	2.1%
Used Vehicles	36,785	35,179	4.6%	34,978	34,882	0.3%

Retail Automotive Gross Profit Per Vehicle Retailed:
New Vehicles (excluding agency)	$5,072	$5,790	(12.4)%	$5,202	$6,122	(15.0)%
Used Vehicles	1,882	1,564	20.3%	1,859	1,753	6.0%
Finance and Insurance (excluding agency)	1,761	1,815	(3.0)%	1,748	1,809	(3.4)%
Agency	2,636	2,400	9.8%	2,470	2,234	10.6%

Retail Automotive Gross Margin:
New Vehicles	9.5%	10.8%	(130)bps	9.6%	11.3%	(170)bps
Used Vehicles	5.1%	4.4%	+70bps	5.3%	5.0%	+30bps
Service and Parts	57.8%	59.0%	(120)bps	58.1%	58.9%	(80)bps
Fleet and Wholesale	4.5%	3.2%	+130bps	4.3%	4.2%	+10bps
Total Gross Margin	16.4%	16.2%	+20bps	16.3%	16.7%	(40)bps

Retail Automotive Revenue Mix Percentages:
New Vehicles	45.6%	43.4%	+220bps	44.7%	43.5%	+120bps
Used Vehicles	33.5%	36.7%	(320)bps	34.7%	36.5%	(180)bps
Finance and Insurance, Net	3.0%	3.3%	(30)bps	3.1%	3.3%	(20)bps
Service and Parts	12.3%	10.8%	+150bps	11.7%	10.8%	+90bps
Fleet and Wholesale	5.6%	5.8%	(20)bps	5.8%	5.9%	(10)bps
Total	100.0%	100.0%		100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	26.3%	28.9%	(260)bps	26.4%	29.5%	(310)bps
Used Vehicles	10.4%	10.1%	+30bps	11.3%	11.0%	+30bps
Finance and Insurance, Net	18.5%	20.5%	(200)bps	19.2%	19.9%	(70)bps
Service and Parts	43.2%	39.4%	+380bps	41.6%	38.1%	+350bps
Fleet and Wholesale	1.6%	1.1%	+50bps	1.5%	1.5%	—bps
Total	100.0%	100.0%		100.0%	100.0%

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PENSKE AUTOMOTIVE GROUP, INC.
Retail Automotive Operations Same-Store
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2024	2023	Change	2024	2023	Change
Retail Automotive Same-Store Units:
New Retail	46,189	47,777	(3.3)%	141,729	144,588	(2.0)%
Used Retail	53,826	61,520	(12.5)%	176,794	185,106	(4.5)%
Total Retail	100,015	109,297	(8.5)%	318,523	329,694	(3.4)%
New Agency	9,353	8,678	7.8%	27,214	24,489	11.1%
Total Retail and Agency	109,368	117,975	(7.3)%	345,737	354,183	(2.4)%

Retail Automotive Same-Store Revenue: (Amounts in Millions)
New Vehicles	$2,688.4	$2,724.6	(1.3)%	$8,237.9	$8,246.8	(0.1)%
Used Vehicles	1,968.2	2,224.7	(11.5)%	6,246.9	6,652.5	(6.1)%
Finance and Insurance, Net	186.1	204.8	(9.1)%	583.8	613.7	(4.9)%
Service and Parts	730.9	681.5	7.2%	2,158.5	2,041.3	5.7%
Fleet and Wholesale	322.1	354.3	(9.1)%	1,050.4	1,072.1	(2.0)%
Total Revenue	$5,895.7	$6,189.9	(4.8)%	$18,277.5	$18,626.4	(1.9)%

Retail Automotive Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$253.3	$294.3	(13.9)%	$791.1	$933.3	(15.2)%
Used Vehicles	101.1	100.1	1.0%	332.1	339.8	(2.3)%
Finance and Insurance, Net	186.1	204.8	(9.1)%	583.8	613.7	(4.9)%
Service and Parts	426.8	401.6	6.3%	1,264.1	1,200.8	5.3%
Fleet and Wholesale	15.5	11.5	34.8%	47.9	46.8	2.4%
Total Gross Profit	$982.8	$1,012.3	(2.9)%	$3,019.0	$3,134.4	(3.7)%

Retail Automotive Same-Store Revenue Per Vehicle Retailed:
New Vehicles (excluding agency)	$57,736	$56,609	2.0%	$57,680	$56,691	1.7%
Used Vehicles	36,565	36,162	1.1%	35,334	35,939	(1.7)%

Retail Automotive Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles (excluding agency)	$5,037	$5,787	(13.0)%	$5,176	$6,129	(15.5)%
Used Vehicles	1,878	1,626	15.5%	1,879	1,836	2.3%
Finance and Insurance (excluding agency)	1,832	1,858	(1.4)%	1,819	1,856	(2.0)%
Agency	2,517	2,257	11.5%	2,275	1,997	13.9%

Retail Automotive Same-Store Gross Margin:
New Vehicles	9.4%	10.8%	(140)bps	9.6%	11.3%	(170)bps
Used Vehicles	5.1%	4.5%	+60bps	5.3%	5.1%	+20bps
Service and Parts	58.4%	58.9%	(50)bps	58.6%	58.8%	(20)bps
Fleet and Wholesale	4.8%	3.2%	+160bps	4.6%	4.4%	+20bps
Total Gross Margin	16.7%	16.4%	+30bps	16.5%	16.8%	(30)bps

Retail Automotive Same-Store Revenue Mix Percentages:
New Vehicles	45.6%	44.0%	+160bps	45.1%	44.3%	+80bps
Used Vehicles	33.4%	35.9%	(250)bps	34.2%	35.7%	(150)bps
Finance and Insurance, Net	3.2%	3.3%	(10)bps	3.2%	3.3%	(10)bps
Service and Parts	12.4%	11.0%	+140bps	11.8%	11.0%	+80bps
Fleet and Wholesale	5.4%	5.8%	(40)bps	5.7%	5.7%	—bps
Total	100.0%	100.0%		100.0%	100.0%

Retail Automotive Same-Store Gross Profit Mix Percentages:
New Vehicles	25.8%	29.1%	(330)bps	26.2%	29.8%	(360)bps
Used Vehicles	10.3%	9.9%	+40bps	11.0%	10.8%	+20bps
Finance and Insurance, Net	18.9%	20.2%	(130)bps	19.3%	19.6%	(30)bps
Service and Parts	43.4%	39.7%	+370bps	41.9%	38.3%	+360bps
Fleet and Wholesale	1.6%	1.1%	+50bps	1.6%	1.5%	+10bps
Total	100.0%	100.0%		100.0%	100.0%

9

PENSKE AUTOMOTIVE GROUP, INC.
Retail Commercial Truck Operations
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2024	2023	Change	2024	2023	Change
Retail Commercial Truck Units:
New Retail	5,405	4,673	15.7%	13,379	13,729	(2.5)%
Used Retail	926	883	4.9%	2,740	2,242	22.2%
Total	6,331	5,556	13.9%	16,119	15,971	0.9%

Retail Commercial Truck Revenue: (Amounts in Millions)
New Vehicles	$755.3	$644.4	17.2%	$1,864.9	$1,861.0	0.2%
Used Vehicles	60.1	68.4	(12.1)%	171.2	170.3	0.5%
Finance and Insurance, Net	5.2	5.9	(11.9)%	14.7	15.9	(7.5)%
Service and Parts	232.8	235.1	(1.0)%	675.6	695.2	(2.8)%
Wholesale and Other	9.9	10.9	(9.2)%	21.0	37.1	(43.4)%
Total Revenue	$1,063.3	$964.7	10.2%	$2,747.4	$2,779.5	(1.2)%

Retail Commercial Truck Gross Profit: (Amounts in Millions)
New Vehicles	$46.0	$40.3	14.1%	$119.9	$110.3	8.7%
Used Vehicles	4.8	4.8	—%	11.5	14.2	(19.0)%
Finance and Insurance, Net	5.2	5.9	(11.9)%	14.7	15.9	(7.5)%
Service and Parts	98.0	99.7	(1.7)%	290.2	293.4	(1.1)%
Wholesale and Other	3.1	4.7	(34.0)%	10.1	15.4	(34.4)%
Total Gross Profit	$157.1	$155.4	1.1%	$446.4	$449.2	(0.6)%

Retail Commercial Truck Revenue Per Vehicle Retailed:
New Vehicles	$139,746	$137,891	1.3%	$139,390	$135,552	2.8%
Used Vehicles	64,856	77,476	(16.3)%	62,480	75,980	(17.8)%

Retail Commercial Truck Gross Profit Per Vehicle Retailed:
New Vehicles	$8,503	$8,631	(1.5)%	$8,957	$8,032	11.5%
Used Vehicles	5,237	5,381	(2.7)%	4,247	6,310	(32.7)%
Finance and Insurance	828	1,060	(21.9)%	914	995	(8.1)%

Retail Commercial Truck Gross Margin:
New Vehicles	6.1%	6.3%	(20)bps	6.4%	5.9%	+50bps
Used Vehicles	8.0%	7.0%	+100bps	6.7%	8.3%	(160)bps
Service and Parts	42.1%	42.4%	(30)bps	43.0%	42.2%	+80bps
Wholesale and Other	31.3%	43.1%	(1,180)bps	48.1%	41.5%	+660bps
Total Gross Margin	14.8%	16.1%	(130)bps	16.2%	16.2%	—bps

Retail Commercial Truck Revenue Mix Percentages:
New Vehicles	71.0%	66.8%	+420bps	67.9%	67.0%	+90bps
Used Vehicles	5.7%	7.1%	(140)bps	6.2%	6.1%	+10bps
Finance and Insurance, Net	0.5%	0.6%	(10)bps	0.5%	0.6%	(10)bps
Service and Parts	21.9%	24.4%	(250)bps	24.6%	25.0%	(40)bps
Wholesale and Other	0.9%	1.1%	(20)bps	0.8%	1.3%	(50)bps
Total	100.0%	100.0%		100.0%	100.0%

Retail Commercial Truck Gross Profit Mix Percentages:
New Vehicles	29.3%	25.9%	+340bps	26.9%	24.6%	+230bps
Used Vehicles	3.1%	3.1%	—bps	2.6%	3.2%	(60)bps
Finance and Insurance, Net	3.3%	3.8%	(50)bps	3.3%	3.5%	(20)bps
Service and Parts	62.4%	64.2%	(180)bps	65.0%	65.3%	(30)bps
Wholesale and Other	1.9%	3.0%	(110)bps	2.2%	3.4%	(120)bps
Total	100.0%	100.0%		100.0%	100.0%

10

PENSKE AUTOMOTIVE GROUP, INC.
Retail Commercial Truck Operations Same-Store
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2024	2023	Change	2024	2023	Change
Retail Commercial Truck Same-Store Units:
New Retail	5,163	4,673	10.5%	12,648	13,532	(6.5)%
Used Retail	917	883	3.9%	2,651	2,224	19.2%
Total	6,080	5,556	9.4%	15,299	15,756	(2.9)%

Retail Commercial Truck Same-Store Revenue: (Amounts in Millions)
New Vehicles	$717.1	$644.4	11.3%	$1,753.0	$1,831.0	(4.3)%
Used Vehicles	59.5	68.4	(13.0)%	164.8	169.4	(2.7)%
Finance and Insurance, Net	4.3	5.9	(27.1)%	13.0	15.5	(16.1)%
Service and Parts	224.1	235.1	(4.7)%	635.3	682.3	(6.9)%
Wholesale and Other	9.4	10.9	(13.8)%	19.5	36.9	(47.2)%
Total Revenue	$1,014.4	$964.7	5.2%	$2,585.6	$2,735.1	(5.5)%

Retail Commercial Truck Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$42.3	$40.3	5.0%	$110.4	$107.1	3.1%
Used Vehicles	4.8	4.8	—%	12.3	14.1	(12.8)%
Finance and Insurance, Net	4.3	5.9	(27.1)%	13.0	15.5	(16.1)%
Service and Parts	94.0	99.7	(5.7)%	273.6	288.3	(5.1)%
Wholesale and Other	2.5	4.5	(44.4)%	8.7	14.9	(41.6)%
Total Gross Profit	$147.9	$155.2	(4.7)%	$418.0	$439.9	(5.0)%

Retail Commercial Truck Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$138,890	$137,891	0.7%	$138,602	$135,306	2.4%
Used Vehicles	64,879	77,476	(16.3)%	62,159	76,163	(18.4)%

Retail Commercial Truck Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$8,200	$8,631	(5.0)%	$8,729	$7,915	10.3%
Used Vehicles	5,249	5,381	(2.5)%	4,635	6,340	(26.9)%
Finance and Insurance	705	1,060	(33.5)%	847	981	(13.7)%

Retail Commercial Truck Same-Store Gross Margin:
New Vehicles	5.9%	6.3%	(40)bps	6.3%	5.8%	+50bps
Used Vehicles	8.1%	7.0%	+110bps	7.5%	8.3%	(80)bps
Service and Parts	41.9%	42.4%	(50)bps	43.1%	42.3%	+80bps
Wholesale and Other	26.6%	41.3%	(1,470)bps	44.6%	40.4%	+420bps
Total Gross Margin	14.6%	16.1%	(150)bps	16.2%	16.1%	+10bps

Retail Commercial Truck Same-Store Revenue Mix Percentages:
New Vehicles	70.7%	66.8%	+390bps	67.8%	66.9%	+90bps
Used Vehicles	5.9%	7.1%	(120)bps	6.4%	6.2%	+20bps
Finance and Insurance, Net	0.4%	0.6%	(20)bps	0.5%	0.6%	(10)bps
Service and Parts	22.1%	24.4%	(230)bps	24.6%	24.9%	(30)bps
Wholesale and Other	0.9%	1.1%	(20)bps	0.7%	1.4%	(70)bps
Total	100.0%	100.0%		100.0%	100.0%

Retail Commercial Truck Same-Store Gross Profit Mix Percentages:
New Vehicles	28.6%	26.0%	+260bps	26.4%	24.3%	+210bps
Used Vehicles	3.2%	3.1%	+10bps	2.9%	3.2%	(30)bps
Finance and Insurance, Net	2.9%	3.8%	(90)bps	3.1%	3.5%	(40)bps
Service and Parts	63.6%	64.2%	(60)bps	65.5%	65.5%	—bps
Wholesale and Other	1.7%	2.9%	(120)bps	2.1%	3.5%	(140)bps
Total	100.0%	100.0%		100.0%	100.0%

11

PENSKE AUTOMOTIVE GROUP, INC.
Supplemental Data
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
Retail Automotive Revenue Mix:
Premium:
BMW / MINI	25%	25%	26%	25%
Audi	11%	12%	10%	11%
Mercedes-Benz	9%	9%	9%	9%
Land Rover / Jaguar	8%	7%	8%	8%
Porsche	9%	8%	9%	8%
Ferrari / Maserati	3%	3%	3%	3%
Lexus	3%	3%	3%	3%
Acura	1%	1%	1%	1%
Bentley	1%	1%	1%	1%
Others	2%	1%	2%	2%
Total Premium	72%	70%	72%	71%
Volume Non-U.S.:
Toyota	11%	11%	11%	10%
Honda	6%	6%	5%	6%
Volkswagen	2%	2%	2%	2%
Hyundai	1%	1%	1%	1%
Others	1%	2%	1%	1%
Total Volume Non-U.S.	21%	22%	20%	20%
U.S.:
General Motors / Stellantis / Ford	2%	1%	2%	1%
Used Vehicle Dealerships	5%	7%	6%	8%
Total	100%	100%	100%	100%

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
Capital Expenditures / Stock Repurchases:	2024		2023		2024		2023
($ Amounts in Millions)
Capital expenditures	$	80.9	$	86.6	$	282.6	$	272.1
Cash paid for acquisitions	$	196.6	$	130.8	$	637.4	$	211.3
Stock repurchases:
Aggregate purchase price	$	0.1	$	14.1	$	76.5	$	364.5
Shares repurchased		476		87,182		511,073		2,690,741

Balance Sheet and Other Highlights:	September 30, 2024	December 31, 2023
(Amounts in Millions)
Cash and Cash Equivalents	$91.9	$96.4
Inventories	$4,822.4	$4,293.1
Total Floor Plan Notes Payable	$4,174.3	$3,771.5
Total Long-Term Debt	$1,878.0	$1,629.2
Equity	$5,234.0	$4,755.6

Debt to Total Capitalization Ratio	26.4%	25.5%
Leverage Ratio (1)	1.3x	1.0x
New vehicle days' supply	53 days	39 days
Used vehicle days' supply	43 days	48 days
__________________________
(1)See the following Non-GAAP reconciliation table

12

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Non-GAAP Reconciliations
(Unaudited)
The following table reconciles reported net income to earnings before interest, taxes, depreciation, and amortization (“EBITDA”) for the three and nine months ended September 30, 2024 and 2023:

	Three Months Ended
	September 30,		2024 vs. 2023
(Amounts in Millions)	2024	2023	Change	% Change

Net Income	$227.0	$264.4	$(37.4)	(14.1)%
Add: Depreciation	40.6	35.4	5.2	14.7%
Other Interest Expense	22.9	24.5	(1.6)	(6.5)%
Income Taxes	77.4	92.1	(14.7)	(16.0)%
EBITDA	$367.9	$416.4	$(48.5)	(11.6)%

	Nine Months Ended
	September 30,		2024 vs. 2023
(Amounts in Millions)	2024	2023	Change	% Change

Net Income	$686.1	$866.6	$(180.5)	(20.8)%
Add: Depreciation	117.0	103.4	13.6	13.2%
Other Interest Expense	64.1	69.5	(5.4)	(7.8)%
Income Taxes	238.6	297.1	(58.5)	(19.7)%
EBITDA	$1,105.8	$1,336.6	$(230.8)	(17.3)%

The following table reconciles the leverage ratio as of September 30, 2024, and December 31, 2023:

	Three	Nine	Trailing Twelve	Twelve
	Months Ended	Months Ended	Months Ended	Months Ended
(Amounts in Millions)	December 31, 2023	September 30, 2024	September 30, 2024	December 31, 2023

Net Income	$192.0	$686.1	$878.1	$1,058.6
Add: Depreciation	37.6	117.0	154.6	141.0
Other Interest Expense	23.1	64.1	87.2	92.6
Income Taxes	63.8	238.6	302.4	360.9
EBITDA	$316.5	$1,105.8	$1,422.3	$1,653.1
Add: Impairment Charges (1)	40.7	—	40.7	40.7
Adjusted EBITDA	$357.2	$1,105.8	$1,463.0	$1,693.8

Total Non-Vehicle Long-Term Debt			$1,878.0	$1,629.2
Leverage Ratio			1.3x	1.0x
__________________________
(1)Impairment charges relate to our Used Vehicle Dealerships International reporting unit

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13